Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000

ROBERT HALF INTERNATIONAL REPORTS SECOND-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., July 23, 2013 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2013.

For the quarter ended June 30, 2013, net income was $63.1 million, or $.46 per share, on revenues of $1.06 billion. Net income for the prior year’s second quarter was $45.3 million, or $.32 per share, on revenues of $1.03 billion. Net income and income per share for the prior year’s second quarter were reduced by $8.1 million, or $.06 per share, related to a nonrecurring litigation settlement and the resolution of certain tax matters disclosed in the company’s July 5, 2012, Form 8-K filing.

For the six months ended June 30, 2013, net income was $119.0 million, or $.86 per share, on revenues of $2.09 billion. For the six months ended June 30, 2012, net income was $93.7 million, or $.67 per share, on revenues of $2.04 billion.

Harold M. Messmer, Jr., chairman and CEO of Robert Half International, said: “Robert Half saw continued demand for our professional services during the quarter, and we were pleased with the company’s overall performance. Revenue growth was concentrated in the United States, which has been the case for the past several quarters. Within our staffing lines of business, our Robert Half Technology division reported the most sizable revenue gains. Protiviti also had another excellent quarter, with revenues reaching their highest level since the fourth quarter of 2007.”

Messmer added, “Despite ongoing softness in international markets, this is the 13th consecutive quarter in which net income and earnings per share have grown 15 percent or more on a year-over-year basis.”

Robert Half International management will conduct a conference call today at 5 p.m. EDT. The dial-in number is 877-814-0475 (+1-706-643-9224 outside the United States). The password to access the call is “Robert Half.” A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 8 p.m. EDT on August 23. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 95343322. The conference call also will be archived in audio format on the company’s website at www.rhi.com.

Founded in 1948, Robert Half International, the world’s first and largest specialized staffing firm, is a recognized leader in professional consulting and staffing services, and is the parent company of Protiviti®, a global consulting and internal audit firm composed of experts in risk, advisory and transaction services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled temporary administrative support personnel; Robert Half® Technology, for information technology professionals; Robert Half® Legal, for legal personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals.

Robert Half International has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.

Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.

Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.

A copy of this release is available at www.rhi.com/InvestorCenter.

ATTACHED:	Summary of Operations

Supplemental Financial Information

Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUMMARY OF OPERATIONS

(in thousands, except per share amounts)

	Quarter		Six Months
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Net service revenues	$1,063,228	$1,028,383	$2,086,912	$2,043,827
Direct costs of services	631,120	613,080	1,244,514	1,226,441

Gross margin	432,108	415,303	842,398	817,386

Selling, general and administrative expenses	331,314	343,264	652,099	665,282
Amortization of intangible assets	434	52	867	87
Interest income	(236)	(285)	(540)	(519)

Income before income taxes	100,596	72,272	189,972	152,536
Provision for income taxes	37,507	26,943	71,020	58,873

Net income	$63,089	$45,329	$118,952	$93,663

Net income available to common stockholders – diluted	$63,088	$45,101	$118,948	$93,171

Diluted net income per share	$.46	$.32	$.86	$.67

Shares:
Basic	136,385	138,588	136,845	138,986
Diluted	137,659	139,739	138,024	140,036

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands)

	Quarter Ended June 30,				Six Months Ended June 30,
	2013		2012		2013		2012
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$378,515	35.6%	$381,000	37.1%	$755,129	36.2%	$766,418	37.5%
OfficeTeam	207,683	19.5%	202,764	19.7%	409,320	19.6%	403,229	19.7%
Robert Half Technology	131,751	12.4%	119,576	11.6%	252,752	12.1%	235,213	11.5%
Robert Half Management Resources	124,120	11.7%	125,668	12.2%	248,290	11.9%	253,805	12.4%
Robert Half Finance & Accounting	90,347	8.5%	89,141	8.7%	173,724	8.3%	172,003	8.4%
Protiviti	130,812	12.3%	110,234	10.7%	247,697	11.9%	213,159	10.5%

Total	$1,063,228	100.0%	$1,028,383	100.0%	$2,086,912	100.0%	$2,043,827	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$304,383	36.1%	$297,056	35.8%	$601,334	36.1%	$592,572	35.7%
Permanent placement staffing	90,310	100.0%	89,117	100.0%	173,658	100.0%	171,944	100.0%
Risk consulting and internal audit services	37,415	28.6%	29,130	26.4%	67,406	27.2%	52,870	24.8%

Total	$432,108	40.6%	$415,303	40.4%	$842,398	40.4%	$817,386	40.0%

OPERATING INCOME:
Temporary and consultant staffing	$76,581	9.1%	$51,668	6.2%	$149,761	9.0%	$120,822	7.3%
Permanent placement staffing	15,477	17.1%	18,358	20.6%	28,062	16.2%	31,624	18.4%
Risk consulting and internal audit services	8,736	6.7%	2,013	1.8%	12,476	5.0%	(342)	-0.2%

Total	$100,794	9.5%	$72,039	7.0%	$190,299	9.1%	$152,104	7.4%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$434		$52		$867		$87
Depreciation expense	$11,579		$12,034		$23,326		$24,280
Capital expenditures	$11,022		$13,839		$19,104		$24,211
Open market repurchases of common stock (shares)	1,190		1,486		2,026		2,503

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands)

	June 30,
	2013	2012
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$246,971	$258,578
Accounts receivable, less allowances	$557,311	$531,848
Total assets	$1,428,324	$1,344,399
Current liabilities	$534,895	$496,317
Notes payable and other indebtedness, less current portion	$1,365	$1,487
Total stockholders’ equity	$861,751	$809,360

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.

Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s staffing lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the five most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.

The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

STAFFING REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)					Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2012			2013		2012			2013
	Q2	Q3	Q4	Q1	Q2	Q2	Q3	Q4	Q1	Q2
Global
Accountemps	10.3	4.1	4.2	-2.3	-0.7	12.8	7.1	2.8	0.2	-1.3
OfficeTeam	7.5	3.6	6.4	0.6	2.4	10.3	7.3	5.2	3.1	1.6
RH Technology	13.8	6.3	6.4	4.6	10.2	14.8	8.0	4.6	7.4	9.5
RH Management Resources	10.9	6.9	8.0	-3.1	-1.2	14.9	11.5	6.7	-0.3	-1.5

Temporary and consultant staffing	10.2	4.7	5.6	-0.8	1.6	12.8	7.9	4.2	1.8	0.9
Permanent placement staffing	10.5	3.4	7.5	0.6	1.4	14.7	8.0	6.5	4.0	1.2

Total	10.2	4.6	5.8	-0.6	1.6	13.0	7.9	4.4	2.0	1.0

United States
Temporary and consultant staffing	16.5	10.0	9.1	2.9	4.0	16.9	11.4	7.4	5.5	3.3
Permanent placement staffing	22.0	15.2	16.9	14.9	10.3	22.4	16.7	15.0	17.8	9.6

Total	16.9	10.4	9.6	3.7	4.5	17.3	11.8	7.9	6.3	3.8

International
Temporary and consultant staffing	-5.2	-8.7	-3.8	-10.7	-5.8	2.8	-0.8	-4.4	-8.2	-6.2
Permanent placement staffing	-1.9	-10.2	-4.1	-16.6	-10.8	6.5	-1.9	-3.9	-12.7	-10.1

Total	-4.7	-8.9	-3.8	-11.6	-6.5	3.3	-1.0	-4.4	-8.8	-6.8

The non-GAAP financial measures included in the table above adjust for the following items:

Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.

Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all Staffing lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period, to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.

The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-9.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

STAFFING REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Staffing Revenue Growth – GLOBAL

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Accountemps
As Reported	10.3	4.1	4.2	-2.3	-0.7
Billing Days Impact	0.4	1.3	-1.6	2.5	-0.6
Currency Impact	2.1	1.7	0.2	0.0	0.0

Same Billing Days and Constant Currency	12.8	7.1	2.8	0.2	-1.3

OfficeTeam
As Reported	7.5	3.6	6.4	0.6	2.4
Billing Days Impact	0.3	1.3	-1.7	2.5	-0.7
Currency Impact	2.5	2.4	0.5	0.0	-0.1

Same Billing Days and Constant Currency	10.3	7.3	5.2	3.1	1.6

Robert Half Technology
As Reported	13.8	6.3	6.4	4.6	10.2
Billing Days Impact	0.3	1.3	-1.7	2.7	-0.8
Currency Impact	0.7	0.4	-0.1	0.1	0.1

Same Billing Days and Constant Currency	14.8	8.0	4.6	7.4	9.5

Robert Half Management Resources
As Reported	10.9	6.9	8.0	-3.1	-1.2
Billing Days Impact	0.3	1.4	-1.7	2.4	-0.8
Currency Impact	3.7	3.2	0.4	0.4	0.5

Same Billing Days and Constant Currency	14.9	11.5	6.7	-0.3	-1.5

Temporary and consultant staffing
As Reported	10.2	4.7	5.6	-0.8	1.6
Billing Days Impact	0.4	1.3	-1.6	2.5	-0.8
Currency Impact	2.2	1.9	0.2	0.1	0.1

Same Billing Days and Constant Currency	12.8	7.9	4.2	1.8	0.9

Permanent placement staffing
As Reported	10.5	3.4	7.5	0.6	1.4
Billing Days Impact	0.3	1.3	-1.7	2.6	-0.7
Currency Impact	3.9	3.3	0.7	0.8	0.5

Same Billing Days and Constant Currency	14.7	8.0	6.5	4.0	1.2

Total
As Reported	10.2	4.6	5.8	-0.6	1.6
Billing Days Impact	0.4	1.3	-1.7	2.5	-0.7
Currency Impact	2.4	2.0	0.3	0.1	0.1

Same Billing Days and Constant Currency	13.0	7.9	4.4	2.0	1.0

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

STAFFING REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Staffing Revenue Growth – UNITED STATES

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Temporary and consultant staffing
As Reported	16.5	10.0	9.1	2.9	4.0
Billing Days Impact	0.4	1.4	-1.7	2.6	-0.7
Currency Impact	—	—	—	—	—

Same Billing Days and Constant Currency	16.9	11.4	7.4	5.5	3.3

Permanent placement staffing
As Reported	22.0	15.2	16.9	14.9	10.3
Billing Days Impact	0.4	1.5	-1.9	2.9	-0.7
Currency Impact	—	—	—	—	—

Same Billing Days and Constant Currency	22.4	16.7	15.0	17.8	9.6

Total
As Reported	16.9	10.4	9.6	3.7	4.5
Billing Days Impact	0.4	1.4	-1.7	2.6	-0.7
Currency Impact	—	—	—	—	—

Same Billing Days and Constant Currency	17.3	11.8	7.9	6.3	3.8

Year-Over-Year Staffing Revenue Growth – INTERNATIONAL

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Temporary and consultant staffing
As Reported	-5.2	-8.7	-3.8	-10.7	-5.8
Billing Days Impact	0.3	1.2	-1.5	2.2	-0.7
Currency Impact	7.7	6.7	0.9	0.3	0.3

Same Billing Days and Constant Currency	2.8	-0.8	-4.4	-8.2	-6.2

Permanent placement staffing
As Reported	-1.9	-10.2	-4.1	-16.6	-10.8
Billing Days Impact	0.4	1.3	-1.4	2.1	-0.6
Currency Impact	8.0	7.0	1.6	1.8	1.3

Same Billing Days and Constant Currency	6.5	-1.9	-3.9	-12.7	-10.1

Total
As Reported	-4.7	-8.9	-3.8	-11.6	-6.5
Billing Days Impact	0.3	1.1	-1.6	2.3	-0.7
Currency Impact	7.7	6.8	1.0	0.5	0.4

Same Billing Days and Constant Currency	3.3	-1.0	-4.4	-8.8	-6.8